Q2 FY17 FINANCIAL RESULTS CONFERENCE CALL February 7, 2017 at 5:00 pm ET Exhibit 99.2

SAFE HARBOR AND NON-GAAP Safe Harbor Statement This presentation contains certain comments that are “forward-looking” statements, including sales, GAAP diluted EPS, and non-GAAP diluted EPS, that involve plans, strategies, economic performance and trends, projections, expectations, costs or beliefs about future events and other statements that are not descriptions of historical facts. Forward-looking information is inherently subject to risks and uncertainties. Any number of factors could cause actual results to differ materially from anticipated results, including declines in sales and margins, currency fluctuations, difficulties in integrating acquisitions and general economic factors. For more information concerning factors that could cause actual results to differ from anticipated results, see the “Risk Factors” included in the Company’s quarterly report on Form 10-Q for the quarter ended December 31, 2016 and annual report on Form 10-K for the fiscal year ended June 30, 2016, filed with the Securities and Exchange Commission (“SEC”). Although ScanSource believes the expectations in its forward-looking statements are reasonable, it cannot guarantee future results, levels of activity, performance or achievement. ScanSource disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required by law. Non-GAAP Financial Information In addition to disclosing results that are determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”), the Company also discloses certain non-GAAP measures, including non-GAAP operating income, non-GAAP operating margin, non-GAAP net income, non-GAAP diluted earnings per share, return on invested capital (“ROIC”) and the percentage change in net sales excluding the impact of foreign currency exchange rates. A reconciliation of the Company's non-GAAP financial information to GAAP financial information is provided in the Appendix and in the Company’s Form 8-K, filed with the SEC, with the quarterly earnings press release for the period indicated. 2

HIGHLIGHTS 3 • GAAP diluted EPS of $0.91 and non-GAAP diluted EPS* of $0.75 exceed forecast range • Higher gross margins in both segments contribute to EPS upside • Net sales of $905 million below forecast; miss primarily in Worldwide Barcode, Networking and Security segment Vs. Forecast: EPS Up and Net Sales Down Improved Sequential Financial Results Favorable Cash Flows and ROIC • First full quarter of operations following our acquisition of Intelisys with excellent results from recurring revenue model; drove sequential increases in gross and operating margins • In addition to Intelisys benefit, gross margin of 10.9% reflects an increased mix of higher margin sales • Q2 FY17 operating cash flow of $29 million, reflecting some working capital efficiency; trailing 12-months operating cash flow of $128 million • Adjusted return on invested capital of 13.8%* • Outlook midpoint for Q3 FY17 reflects Y/Y organic sales growth * See Appendix for calculation of non-GAAP measures and reconciliations to GAAP measures.

Q2 FY17 Q1 FY17 Q2 FY16 Y/Y Change Q/Q Change Net sales $904.8 $932.6 $993.5 -9% -3% Gross profit 98.5 91.5 100.6 -2% +8% Gross profit margin % (of net sales) 10.9% 9.8% 10.1% +76 bps +107 bps Operating income 23.3 22.9 31.9 -27% +2% Non-GAAP operating income 29.6 26.7 36.3 -18% +11% GAAP net income 23.0 14.8 20.7 +12% +55% Non-GAAP net income 19.1 17.5 23.7 -20% +9% GAAP diluted EPS $0.91 $0.58 $0.77 +18% +57% Non-GAAP diluted EPS $0.75 $0.68 $0.88 -15% +10% HIGHLIGHTS – Q2 FY17 4 $ in millions, except EPS

Q2 FY17 Q1 FY17 Q2 FY16 Net sales $595.4 $633.4 $689.5 Gross profit $49.2 $50.1 $57.7 Gross margin 8.3% 7.9% 8.4% Operating income $12.0 $13.5 $19.0 Operating income % 2.0% 2.1% 2.8% Non-GAAP operating income $13.1 $14.5 $20.0 Non-GAAP operating income % 2.2% 2.3% 2.9% Q2 FY16 Q2 FY17 Net Sales, $ in millions Down (14%) Organic Growth, Down (14%) WW BARCODE, NETWORKING & SECURITY 5 $ in millions Organic growth, a non-GAAP measure, reflects reported sales growth less impacts from foreign currency translation and acquisitions. Non-GAAP operating income excludes amortization of intangibles and change in fair value of contingent consideration. $690 $595

Q2 FY17 Q1 FY17 Q2 FY16 Net sales $309.4 $299.2 $304.0 Gross profit $49.3 $41.4 $42.9 Gross margin 15.9% 13.9% 14.1% Operating income $11.6 $9.9 $12.9 Operating income % 3.8% 3.3% 4.2% Non-GAAP operating income $16.5 $12.2 $16.2 Non-GAAP operating income % 5.3% 4.1% 5.3% WW COMMUNICATIONS & SERVICES 6 Q2 FY16 Q2 FY17 Net Sales, $ in millions Up 2% Organic Growth, Down (2%) $ in millions $309 $304 Organic growth, a non-GAAP measure, reflects reported sales growth less impacts from foreign currency translation and acquisitions. Non-GAAP operating income excludes amortization of intangibles and change in fair value of contingent consideration.

Q2 FY17 Q1 FY17 Q2 FY16 Accounts receivable (Q/E) $620.6 $637.8 $588.4 Days sales outstanding in receivables* 60* 59* 53 Inventory (Q/E) $512.9 $567.3 $604.1 Inventory turns 6.0 6.0 6.0 Accounts payable (Q/E) $476.3 $533.0 $512.0 Paid for inventory days* 6.5* 6.0* 9.3 Working capital (Q/E) (AR+INV–AP) $657.1 $672.1 $680.5 WORKING CAPITAL MEASURES $ in millions 7 * Excludes the impact of the Intelisys acquisition, which was completed 8/29/16

Q2 FY17 Q1 FY17 Q2 FY16 Adjusted EBITDA (QTR) $32.6 $29.2 $38.6 Adjusted return on invested capital (QTR)* 13.8% 13.1% 17.5% Operating cash flow, trailing 12-months $128.4 $116.2 $44.7 Cash and cash equivalents (Q/E) $45.1 $45.1 $39.4 Debt (Q/E) $141.7 $166.1 $115.1 Net debt to adjusted EBITDA, trailing 12-months 0.88x 1.04x 0.61x Shares repurchased – # of shares (QTR) 100,530 477,113 801,040 Shares repurchased – dollars (QTR) $3.5 $16.9 $29.6 Cum. repurchases under plan – # shares (as of Q/E) 577,643 477,113 2,429,968 Cum. repurchases under plan – dollars (as of Q/E) $20.3 $16.9 $90.4 Remaining authorization under plan (as of Q/E) $99.7 $103.1 $29.6 CASH FLOW AND BALANCE SHEET HIGHLIGHTS $ in millions 8 * Excludes non-GAAP adjustments and change in fair value of contingent consideration.

Q3 FY17 OUTLOOK* 9 * Outlook as of February 7, 2017. Non-GAAP diluted EPS excludes amortization of intangible assets, change in fair value of contingent consideration, and acquisition costs. Reflects the following FX rates: $1.07 to EUR 1.00 for the Euro, $0.3125 to R$1.00 for the Brazilian real (R$3.20 to $1), and $1.25 to GBP 1.00 for the British pound. For the quarter ending March 31, 2017, excluding amortization of intangible assets, change in fair value of contingent consideration, and acquisition costs:  Range from $800 million to $860 million  Range from $0.42 to $0.49 per share Net Sales GAAP Diluted EPS  Range from $0.62 to $0.69 per share Non-GAAP Diluted EPS

APPENDIX: NON-GAAP FINANCIAL INFORMATION 10 Operating Income, Pre-Tax Income, Net Income & EPS – QTR ($ in thousands) Quarter Ended December 31, 2016 Operating Income Pre-tax income Net income Diluted EPS GAAP measure $ 23,275 $ 35,781 $ 23,036 $ 0.91 Adjustments: Amortization of intangible assets 4,165 4,165 2,740 0.11 Change in fair value of contingent consideration 1,791 1,791 1,000 0.04 Acquisition costs (a) 335 335 335 0.01 Legal settlement, net of attorney fees - (12,777) (8,047) (0.32) Non-GAAP measure $ 29,566 $ 29,295 $ 19,064 $ 0.75 Quarter Ended September 30, 2016 Operating Income Pre-tax income Net income Diluted EPS GAAP measure $ 22,875 $ 22,724 $ 14,816 $ 0.58 Adjustments: Amortization of intangible assets 3,154 3,154 2,108 0.08 Change in fair value of contingent consideration 169 169 46 0.00 Acquisition costs (a) 498 498 498 0.02 Non-GAAP measure $ 26,696 $ 26,545 $ 17,468 $ 0.68 Quarter Ended December 31, 2015 Operating Income Pre-tax income Net income Diluted EPS GAAP measure $ 31,852 $ 31,632 $ 20,656 $ 0.77 Adjustments: Amortization of intangible assets 2,545 2,545 1,732 0.06 Change in fair value of contingent consideration 1,816 1,816 1,244 0.05 Acquisition costs (a) 60 60 60 0.00 Non-GAAP measure $ 36,273 $ 36,053 $ 23,692 $ 0.88 (a) Acquisition costs are nondeductible for tax purposes.

APPENDIX: NON-GAAP FINANCIAL INFORMATION 11 Net Sales, Constant Currency and Excluding Acquisitions – QTR ($ in thousands) WW Barcode, NW & Security WW Comms. & Services Consolidated For the quarter ended December 31, 2016: Q2 FY17 net sales, as reported $ 595,359 $ 309,433 $ 904,792 Foreign exchange impact (a) (3,257) (2,557) (5,814) Q2 FY17 net sales, constant currency 592,102 306,876 898,978 Less: Acquisitions - (8,487) (8,487) Q2 FY17 net sales, constant currency excluding acquisitions $ 592,102 $ 298,389 $ 890,491 Q2 FY16 net sales, as reported $ 689,530 $ 303,992 $ 993,522 Less: Acquisitions - - - Q2 FY16 net sales, excluding acquisitions $ 689,530 $ 303,992 $ 993,522 Y/Y % Change: As reported -13.7% 1.8% -8.9% Constant currency -14.1% 0.9% -9.5% Constant currency, excluding acquisitions (organic growth) -14.1% -1.8% -10.4% (a) Year-over-year sales growth excluding the translation impact of changes in foreign currency rates. Calculated by translating net sales for the quarter ended December 31, 2016 into U.S. dollars using the weighted average foreign exchange rates for the quarter ended December 31, 2015.

APPENDIX: NON-GAAP FINANCIAL INFORMATION 12 Highlights by Segment – Y/Y for Quarter Quarter Ended December 31, 2016 ($ in thousands) WW Barcode, NW & Security WW Comms. & Services Corporate Consolidated Net sales $ 595,359 $ 309,433 $ - $ 904,792 GAAP operating income $ 11,985 $ 11,625 $ (335) $ 23,275 Adjustments: Amortization of intangible assets 1,079 3,086 - 4,165 Change in fair value of contingent consideration - 1,791 - 1,791 Acquisition costs - - 335 335 Non-GAAP operating income $ 13,064 $ 16,502 $ - $ 29,566 GAAP operating income % (of net sales) 2.0% 3.8% n/m 2.6% Non-GAAP operating income % (of net sales) 2.2% 5.3% n/m 3.3% Quarter Ended December 31, 2015 ($ in thousands) WW Barcode, NW & Security WW Comms. & Services Corporate Consolidated Net sales $ 689,530 $ 303,992 $ - $ 993,522 GAAP operating income $ 19,000 $ 12,912 $ (60) $ 31,852 Adjustments: Amortization of intangible assets 1,047 1,498 - 2,545 Change in fair value of contingent consideration - 1,816 - 1,816 Acquisition costs - - 60 60 Non-GAAP operating income $ 20,047 $ 16,226 $ - $ 36,273 GAAP operating income % (of net sales) 2.8% 4.2% n/m 3.2% Non-GAAP operating income % (of net sales) 2.9% 5.3% n/m 3.7% n/m = not meaningful

APPENDIX: NON-GAAP FINANCIAL INFORMATION 13 Highlights by Segment – Prior Quarter Quarter Ended September 30, 2016 ($ in thousands) WW Barcode, NW & Security WW Comms. & Services Corporate Consolidated Net sales $ 633,405 $ 299,161 $ - $ 932,566 GAAP operating income $ 13,456 $ 9,917 $ (498) $ 22,875 Adjustments: Amortization of intangible assets 1,085 2,069 - 3,154 Change in fair value of contingent consideration - 169 - 169 Acquisition costs - - 498 498 Non-GAAP operating income $ 14,541 $ 12,155 $ - $ 26,696 GAAP operating income % (of net sales) 2.1% 3.3% n/m 2.5% Non-GAAP operating income % (of net sales) 2.3% 4.1% n/m 2.9% n/m = not meaningful

APPENDIX: NON-GAAP FINANCIAL INFORMATION

Adjusted Return on Invested Capital

($ in thousands)

	Q2 FY17	Q1 FY17	Q4 FY16	Q3 FY16	Q2 FY16
Adjusted return on invested capital (ROIC), annualized (a)	**13.8%**	**13.1%**	**10.1%**	**12.3%**	**17.5%**
Reconciliation of Net Income to EBITDA					
Net income - GAAP	$ 23,036	$ 14,816	$ 12,925	$ 14,042	$ 20,656
Plus: Income taxes	12,745	7,908	5,678	7,311	10,976
Plus: Interest expense	912	589	440	694	709
Plus: Depreciation and amortization	6,588	5,224	4,584	4,281	4,351
EBITDA	43,281	28,537	23,627	26,328	36,692
Change in fair value of contingent consideration	1,791	169	(3,226)	1,139	1,816
Acquisition costs	335	498	553	29	60
Legal settlement, net of attorney fees	(12,777)	-	-	-	-
Adjusted EBITDA (numerator for ROIC)(non-GAAP)	$ 32,630	$ 29,204	$ 20,954	$ 27,496	$ 38,568
Invested Capital Calculation					
Equity - beginning of the quarter	$ 773,161	$ 774,496	$ 757,374	$ 754,794	$ 764,693
Equity - end of quarter	787,536	773,161	774,496	757,374	754,794
Add: Change in fair value of contingent consideration, net of tax	1,000	46	(2,095)	748	1,244
Add: Acquisition costs, net of tax	335	498	553	29	60
Add: Legal settlement, net of attorney fees, net of tax	(8,047)	-	-	-	-
Average equity	776,993	774,101	765,164	756,473	760,396
Average funded debt (b)	162,483	107,718	71,577	146,213	117,421
Invested capital (denominator for ROIC)(non-GAAP)	$ 939,476	$ 881,819	$ 836,741	$ 902,686	$ 877,817

Notes:

(a) Calculated as net income plus interest expense, income taxes, depreciation and amortization (EBITDA), annualized divided by invested capital for the period. Adjusted EBITDA reflects other adjustments for non-GAAP measures.

(b) Average daily amounts outstanding on short-term and long-term interest-bearing debt.

scansource

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APPENDIX: NON-GAAP FINANCIAL INFORMATION 15 Forecasted Range for EPS – Q3 FY17 Outlook ($ in thousands) Forecast for Quarter ending March 31, 2017 Range Low Range High GAAP diluted EPS $ 0.42 $ 0.49 Adjustments: Amortization of intangible assets 0.11 0.11 Change in fair value of contingent consideration 0.09 0.09 Non-GAAP diluted EPS $ 0.62 $ 0.69